UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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Intelligent Systems Corp.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
VOTING
General
Quorum
Proxies
Dissenters’ Rights of Appraisal
Security Ownership of Certain Beneficial Owners and Management
PROPOSAL 1 — THE ELECTION OF ONE DIRECTOR
Nominee
Meetings and Committees of the Board of Directors
Compensation Committee Interlocks and Insider Participation
Executive Officers
Executive Compensation
Summary Compensation Table
Outstanding Equity Awards at Fiscal Year End
Option Awards
Director Compensation
Audit Committee Report
Nominations Process
Communication Between Security Holders and the Board of Directors
CODE OF ETHICS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SHAREHOLDERS’ PROPOSALS FOR ANNUAL MEETING IN 2009
OTHER MATTERS WHICH MAY COME BEFORE THE MEETING
ADDITIONAL INFORMATION

4355 Shackleford Road
Norcross, Georgia 30093
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
YOU ARE INVITED TO attend the Annual Meeting of Shareholders of Intelligent Systems Corporation on Thursday, May 29, 2008 at 4:00 p.m., local time, at our corporate offices located at 4355 Shackleford Road, Norcross, Georgia 30093. At the Annual Meeting, shareholders will consider and vote on:
1.	The election of one director to the Board of Directors to serve until the 2011 Annual Meeting; and

2.	Other matters that may properly come before the meeting or any adjournment thereof.
Only shareholders of record at the close of business on Friday, April 4, 2008 will receive notice of and be entitled to vote at the meeting or any adjournment thereof.
A Proxy Statement and a proxy solicited by the Board of Directors are enclosed with this mailing. To ensure a quorum for the meeting and that your vote may be recorded, please sign, date and return the proxy promptly in the enclosed business reply envelope. If you attend the meeting, you may revoke your proxy and vote in person. Our 2007 Annual Report to Shareholders is enclosed in the same document as the Proxy Statement.

By order of the Board of Directors,

Bonnie L. Herron
Secretary

April 11, 2008
Please complete and return the enclosed proxy promptly so that your vote may be recorded.

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 29, 2008
We are sending this Proxy Statement to the shareholders of Intelligent Systems Corporation (the “company”) in connection with the solicitation of proxies by the Board of Directors to be voted at the 2008 Annual Meeting of Shareholders (the “Annual Meeting”) of Intelligent Systems Corporation and any adjournment thereof. The Annual Meeting will be held on May 29, 2008 at our corporate offices located at 4355 Shackleford Road, Norcross, Georgia 30093 at 4:00 p.m. local time. We expect to first mail this Proxy Statement and the accompanying proxy to shareholders on or about April 14, 2008.
VOTING
General
The securities that can be voted at the Annual Meeting consist of common stock of Intelligent Systems Corporation, $.01 par value per share. Each share entitles its owner to one vote on each matter submitted to the shareholders. There are no cumulative voting rights. The record of shareholders entitled to vote at the Annual Meeting was taken as of the close of business on Friday, April 4, 2008. On that date, we had outstanding and entitled to vote 4,478,971 shares of common stock with each share entitled to one vote.
Quorum
A majority of the outstanding shares of our common stock must be present, in person or by proxy, to constitute a quorum at the Annual Meeting. We will treat shares that are withheld or abstain from voting as present at the Annual Meeting for purposes of determining a quorum. If a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, the shares held by that record holder (referred to as “broker non-votes”) will also be counted as present in determining whether we have a quorum.
Proxies
At the Annual Meeting, the persons named as proxies will vote all properly executed proxy cards delivered in connection with this solicitation and not revoked in accordance with the directions given. Shareholders should specify their choices with regard to the proposal to be voted upon on the accompanying proxy card. If no specific instructions are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted “FOR” the election of the director nominee. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.
Some of our shareholders hold their shares through a broker, bank, custodian or other nominee, rather than directly in their own name. This is commonly referred to as holding shares in “street name.” If you hold shares in street name, these proxy materials are being forwarded to you by your broker, bank, custodian or other nominee, which is considered, with respect to such shares, to be the shareholder of record. As the beneficial owner of shares held in street name, you have the right to direct the nominee how such shares should be voted. You also have the right to attend the Annual Meeting. However, since you are not the shareholder of record, you must first obtain a signed proxy from the shareholder of record giving you the right to vote the shares at the Annual Meeting. Your broker, bank, custodian or other nominee has enclosed or provided you a voting instruction card for you to use in directing the nominee how to vote your shares or obtain a proxy from the nominee.
You may revoke your proxy card in connection with this solicitation at any time prior to voting at the Annual Meeting by:
•	giving written notice to the Secretary of the company at 4355 Shackleford Road, Norcross, Georgia 30093, for shareholders of record, or
•	executing and delivering to the Secretary a later dated proxy, or
•	voting in person at the Annual Meeting.
You cannot revoke your proxy or voting instructions as to any matter upon which, prior to such revocation, a vote has been cast in accordance with the authority conferred by such proxy or voting instructions.

We will pay all expenses incurred in connection with the solicitation of proxies. Such costs include charges by brokers, fiduciaries and custodians for forwarding proxy materials to beneficial owners of stock held in their names. We may solicit proxies by mail, telephone and personal contact by directors, officers, and employees of the company without additional compensation.
Dissenters’ Rights of Appraisal
There are no dissenter’s rights of appraisal with respect to the matter being acted upon at the Annual Meeting.
Security Ownership of Certain Beneficial Owners and Management
The following table contains information concerning the only persons who are known to us to be beneficial owners of more than 5 percent of our common stock as of February 29, 2008, and the ownership of our common stock as of that date by each director, each executive officer named in the Summary Compensation Table and by all directors and officers as a group. There are no arrangements which may result in change of control of the company.

		Shares		Percent
Beneficial Owner	Address	Beneficially Owned[a,d]		of Class[a]

J. Leland Strange	4355 Shackleford Road	772,794	[b]	17.1%
Chairman of the Board, President, CEO	Norcross, GA 30093

Wallace R. Weitz & Company [c]	1125 South 103rd St., Suite 600	883,999		19.7%
	Omaha, NE 68124

James V. Napier, Director		26,280		*

John B. Peatman, Director		36,327		*

Parker H. Petit, Director		36,100		*

Francis A. Marks, Vice President		107,400		2.4%

Bonnie L. Herron		83,825		1.9%
Vice President, Chief Financial Officer and Corporate Secretary

All Directors and Executive Officers as a Group (7 persons)		1,154,972	[d]	24.8%

a.	Except as otherwise noted, beneficial ownership is determined on the basis of 4,478,971 shares of common stock issued and outstanding plus securities deemed outstanding pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended. Pursuant to the rules on the Securities and Exchange Commission (the “SEC”), a person is deemed to beneficially own shares of the company’s common stock if that person has or shares “voting power”, which includes the power to vote or to direct the voting of a security, or “investment power”, which includes the power to dispose of or to direct the disposition of a security. An asterisk indicates beneficial ownership of less than 1 percent.

b.	Includes 96,953 shares owned by Jane H. Strange, Mr. Strange’s wife. Mr. Strange disclaims any beneficial interest in the shares.

c.	Based on information set forth in a Schedule 13G filed on January 18, 2007, in which Wallace R. Weitz and Company, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, reported beneficial ownership of 883,999 shares of common stock, of which Wallace R. Weitz and Company has the sole power to vote and to dispose.

d.	Includes 175,000 shares reserved for issuance to officers and directors pursuant to stock options that were exercisable at February 29, 2008 or within sixty days of such date which are deemed beneficially owned by such person pursuant to Rule 13d-3(d)(1) of the Exchange Act. The amounts reported above for Messrs. Napier, Peatman and Petit include 25,000 shares each for shares underlying stock options exercisable at February 29, 2008 or within sixty days of such date. The amounts reported above for Mr. Strange and Ms. Herron include 45,000 and 35,000 shares, respectively, for shares underlying stock options exercisable at February 29, 2008 or within sixty days of such date.
PROPOSAL 1 — THE ELECTION OF ONE DIRECTOR
Nominee
At the Annual Meeting of Shareholders, shareholders will elect one director to the Board of Directors to serve a three-year term until the 2011 Annual Meeting of Shareholders. The other directors’ terms expire at the Annual Meeting of Shareholders listed in the following table for each category of directors, or upon their earlier death, resignation or removal from office. Directors are elected by a plurality of the shares present and voting at the meeting. A “plurality” means that the individuals who receive the largest number of votes cast are elected as director up to the maximum number of directors to be chosen at the meeting.

Therefore, shares that are withheld or abstain from voting and broker non-votes will have no effect on the outcome of the vote. Unless contrary instructions are given, the persons named as proxies will vote the shares represented by a signed proxy card “FOR” the nominee.
If the nominee withdraws for any reason or is not able to serve as a director, the proxy will be voted for another person designated by the Board of Directors as substitute nominee, but in no event will the proxy be voted for more than one nominee. The Board of Directors has no reason to believe that the nominee will not serve if elected.
The Board of Directors has nominated the person named in the following table to serve as a director of the company. The nominee is currently a director of the company. The nominee and other directors gave us the following information concerning their current age, other directorships, positions with the company, principal employment and shares of our common stock beneficially owned as of February 29, 2008.
The Board of Directors recommends that shareholders vote “FOR” the proposal to elect one nominee listed below as director of the company.

			Shares of Common Stock
			Beneficially Owned
Name	Age	Position / Principal Occupation	(Percent of Class)

Nominee for election to serve until the 2011 Annual Meeting

Parker H. Petit 1 & 2	68	Director, Chairman, President and Chief Executive Officer of Matria Healthcare, Inc.	36,327	*

Incumbent directors elected to serve until the 2010 Annual Meeting

John B. Peatman 1 & 2	73	Director, Professor of Electrical Engineering at Georgia Institute of Technology	26,280	*

Incumbent directors elected to serve until the 2009 Annual Meeting

James V. Napier [2]	71	Director, Retired, former Chairman of the Board of Scientific Atlanta, Inc.	36,100	*

J. Leland Strange	66	Director, Chairman of the Board, President and Chief Executive Officer	772,794	17.1%

*	Less than one percent; share amount includes 25,000 shares pursuant to stock options exercisable at February 29, 2008 or within sixty days of such date.

1.	Audit Committee

2.	Compensation Committee
Mr. Napier has served as a director since 1982. Mr. Napier served as Chairman of the Board of Scientific-Atlanta, Inc., a firm involved in cable television electronics and satellite-based communication networks, from 1993 until November 2000. He serves as a director of McKesson Corporation, Vulcan Materials Company, and Wabtec Corporation. The Board of Directors has determined that Mr. Napier is an independent director under applicable rules of the American Stock Exchange (the “AMEX “).
Dr. Peatman has served as a director since 1979 and has been a Professor of Electrical Engineering at the Georgia Institute of Technology since 1964. The Board of Directors has determined that Dr. Peatman is an independent director under applicable rules of the AMEX.
Mr. Petit has served as a director since 1996. Mr. Petit has served as Chairman of the Board and a director of Matria Healthcare, Inc., a comprehensive disease management services company listed on the NASDAQ National Market, since March 1996 and he has served as President and CEO of Matria since October 2000. Mr. Petit was founder and Chairman of the Board of Directors of Healthdyne, Inc., Matria’s predecessor, from 1970 to 1996. He also serves as a director of Logility, Inc. The Board of Directors has determined that Mr. Petit is an independent director under applicable rules of the AMEX.
Mr. Strange has served as our President since 1983 and our Chief Executive Officer and Chairman of the Board of Directors since 1985.

There are no family relationships among any of the company’s directors and executive officers.
There have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions material to an evaluation of the ability and integrity of any director, executive officer or control person of the company during the past five years. There are no proceedings to which any director, officer, affiliate, any owner of record or beneficially of more than 5 percent of our common stock, or any security holder of the company is an adverse party to the company or has a material interest adverse to the company.
Meetings and Committees of the Board of Directors
The Board of Directors met four times during the year ended December 31, 2007 and acted by unanimous consent on one occasion. The Board of Directors has established an audit committee, a compensation committee, and a plan committee, but has no nominating committee. The Audit Committee of the Board of Directors met four times during 2007 and acted by unanimous consent twice. During 2007, the Audit Committee consisted of Messrs. Peatman and Petit and Mr. Napier was appointed to the Audit Committee on March 11, 2008. In 2007, the Audit Committee appointed the company’s independent auditor, met with the independent auditor to review its report on the 2006 audit and the 2007 quarterly reviews, and carried out a number of other responsibilities, as outlined in the Audit Committee Charter.
Each of the members of the Audit Committee is independent, as such term is defined in the listing standards of the AMEX and the rules of the SEC, and the Audit Committee meets the composition requirements of AMEX’s listing standards for Small Business Issuers (as defined by the rules of AMEX). The Board of Directors has determined that at least one member of the Audit Committee, Mr. Petit, is a financial expert as defined by the rules of the SEC, and is financially sophisticated as defined in the listing standards of AMEX. The Board of Directors based this determination, in part, on Mr. Petit’s experience in actively supervising senior financial and accounting personnel and in overseeing the preparation of financial statements as the Chief Executive Officer and Chairman of a publicly-traded company. In addition, Mr. Napier’s experience includes serving on the audit committees of several large publicly traded companies as well as serving in executive positions and as chairman of publicly traded companies.
The Board has a Compensation Committee consisting of the three independent directors, Messrs. Napier, Petit and Peatman. The Compensation Committee did not meet during 2007 but met in early 2008 to review and approve management compensation and 2007 bonus amounts. The Compensation Committee reviews, makes recommendations and approves the appropriate compensation level for the officers of the company and any changes in the company’s various benefit plans covering executive officers or directors. The Compensation Committee does not have a charter. In performing its work, the Compensation Committee has not relied on compensation consultants. From time to time, the Compensation Committee has sought input from publicly available data compiled by executive officers of the company relating to compensation paid to executive officers and directors in similar size, publicly traded companies in the same geographic area as the company is located. The Compensation Committee has also solicited input from the CEO with respect to compensation of non-CEO executive officers.
The Plan Committee, which did not meet in 2007, is responsible for administering the 2003 Stock Incentive Plan including selecting individuals who will receive stock option grants and determining the timing, pricing and amounts of the options granted. The Plan Committee has the same members as the Compensation Committee.
All directors attended all of the meetings of the Board and the Committees of the Board on which they serve.
The company does not currently have a standing nominating committee. Please see “Nominations Process” below for information regarding the company’s policies and procedures for director nominations.
Compensation Committee Interlocks and Insider Participation
Messrs. Napier, Petit and Peatman served as members of the Compensation Committee and the Plan Committee in 2007. None of these individuals is a present or former officer or employee of the company. None of these individuals has engaged in any transactions required to be disclosed under Item 404 of Regulation S-K. None of the company’s executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the company’s Board of Directors or Compensation Committee in 2007.

Executive Officers
The following information is provided about our non-director executive officers as of March 31, 2008.

Name	Age	Position / Principal Occupation

J. William Goodhew, III	70	Vice President
Bonnie L. Herron	60	Vice President, Chief Financial Officer and Secretary
Francis A. Marks	74	Vice President
Mr. Goodhew joined the company in 1997 as Vice President. He was President of Peachtree Software, Inc. from 1985 through 1996. He is former Chairman of the Board of Navision Software A/S.
Mr. Marks joined the company in May 1982 as Vice President of Product Line Programs after 26 years with IBM Corporation in a variety of managerial and executive positions. He was appointed Vice President in 1983 and also serves as President of ChemFree Corporation, one of our wholly owned subsidiaries, to which he devotes substantially all of his attention.
Ms. Herron joined the company in 1982 as Director of Planning at one of our subsidiaries and subsequently at the corporate level. She was elected Corporate Secretary in 1987, Vice President in 1990, and Chief Financial Officer in 1999.
The Board of Directors elects the executive officers to serve until they are removed, replaced or resign.
Executive Compensation
Summary Compensation Table

				Other Annual
	Year	Salary	Bonus	Compensation	Total
Name and Principle Position		$	$	$	$

J. Leland Strange	2007	275,000	—	3,375	278,375
President & Chief Executive Officer	2006	275,000	65,000	4,125	344,125

Francis A. Marks	2007	142,308	147,208	2,135	291,651
Vice President	2006	130,000	11,000	1,950	142,950

Bonnie L. Herron Vice President, Chief Financial Officer & Secretary	2007	155,000	—	2,325	157,325
	2006	155,000	40,000	2,325	197,325
The table above sets forth information regarding compensation awarded to, earned by or paid to the company’s CEO and the company’s two most highly compensated executive officers other than the CEO (the “named executive officers”). None of the named executive officers has an employment agreement with the company and the company does not have any corporate non-equity incentive plans or nonqualified deferred compensation plans. From time to time, officers may be awarded bonuses to recognize achievement of corporate or subsidiary goals or other accomplishments. In 2007, Mr. Marks participated in a bonus plan at our ChemFree subsidiary for which he serves as the president and chief executive officer. Based on the subsidiary’s achievement of revenue and earnings substantially in excess of its goals for 2007, Mr. Marks was awarded a bonus of $147,208, to be paid during 2008. During the two years ended December 31, 2007, the company did not make any stock awards or option awards and did not reprice any previously issued stock options. All Other Compensation shown above includes matching contributions by the company to the respective accounts of the executive officers pursuant to the terms of our Tax-Deferred Savings and Protection Plan (the “401(k) Plan”). Such amounts are fully vested. It is our policy to provide executives with the same benefits provided to all other employees with respect to medical, dental, life insurance and 401(k) plans.

Outstanding Equity Awards at Fiscal Year End
Option Awards

	Number of Securities	Number of Securities
	Underlying Unexercised	Underlying Unexercised
	Options (#)	Options(#)
Name	Exercisable	Unexercisable	Option Exercise Price	Option Expiration Date

J. Leland Strange	45,000	-0-	$1.51	3/4/2013
Francis A. Marks	-0-	-0-	NA	NA
Bonnie L. Herron	35,000	-0-	$1.51	3/4/2013
All stock options shown above were issued on March 3, 2003 and vested in one third increments on the first, second and third anniversaries of the grant date. There were no options granted to officers in the two years ended December 31, 2007. The company does not have any Stock Award Plans.
The company does not have any plans for executive officers that provide for the payment of retirement benefits.
Effective January 1, 1992, the company adopted the Change in Control Plan for Officers so that if control of the company changes in the future, management would be free to act on behalf of the company and its shareholders without undue concern for the possible loss of future compensation. A “change in control” means either: (i) the accumulation by an unrelated person of beneficial ownership of more than 25 percent of the company’s common stock, (ii) the sale of all or substantially all of the company’s assets to an unrelated person, in a merger or otherwise, or (iii) a change of control within the meaning of any rules promulgated by the Securities and Exchange Commission.
Under the Change in Control Plan, if the employment of an officer of the company terminates for any reason within 12 months after a change in control, the officer would receive a lump sum cash payment in an amount equal to twice the total of (i) such officer’s base annual salary at the time of termination, (ii) the cash value of annual benefits, and (iii) such officer’s bonus for the most recent year, if any. Additionally, upon a change in control, all options shall vest and the exercise period for all options becomes the longer of (i) one year after the date of termination or (ii) the exercise period specified in the officer’s option agreement. The right to such benefits would lapse one year after the occurrence of the last change in control event to occur if there were no actual termination during that period. The named executive officers have been designated by the Board as participants in the Change in Control Plan. No amounts have been accrued or paid to any executive officer pursuant to the Change in Control Plan and there is no arrangement presently that would result in a change in control.
Director Compensation
The table below sets forth all compensation paid to non-executive directors in the year ended December 31, 2007. The company does not have a stock award plan or non-equity incentive plan for directors. The company has a Non-Employee Director Stock Option Plan (described below).
Director Compensation

	Fees Earned or		All Other
	Paid in Cash	Option Awards (1.)	Compensation	Total
Name	$	$	$	$

James V. Napier	16,000	8,280	—	24,280
John B. Peatman	16,000	8,280	—	24,280
Parker H. Petit	16,000	8,280	—	24,280
1. In 2007, each director was awarded 4,000 stock options at fair market value on the date of grant pursuant to the terms of the Non-Employee Director Stock Option Plan. The amount reported is the non-cash amount recognized for financial statement reporting in accordance with FAS 123R. At December 31, 2007, each non-executive director has an aggregate of 29,000 stock options outstanding, of which 25,000 are fully vested and exercisable.
All non-employee directors have the same compensation plan. Non-employee directors earn $8,000 per year plus a fee of $2,000 per meeting of the Board of Directors. There is no additional compensation for serving on a committee of the Board of Directors. Total cash compensation is capped at $16,000 annually. Effective January 1, 1992, the company adopted the Outside Directors’ Retirement

Plan which provides for each non-employee director, upon resignation from the Board after reaching the age of 65, to receive a lump sum cash payment equal to $5,000 for each full year of service as a director of the company (and its predecessors and successors) up to $50,000. No amounts were paid to any director with respect to the Outside Directors’ Retirement Plan in 2007. At December 31, 2007, we have accrued $150,000 for future payments under the Outside Directors’ Retirement Plan. Effective August 22, 2000, the company adopted the Non-Employee Director Stock Option Plan which provides for an initial grant to each director of 5,000 options to purchase common stock of the company and annual grants of 4,000 options on the date of each subsequent Annual Meeting. Options are granted at fair market value on the date of grant. In 2007, each director received a grant of 4,000 options on May 24, 2007, the date of the Annual Meeting of Shareholders.
Audit Committee Report
In March 2004, the Board of Directors amended the company’s Audit Committee Charter. The Audit Committee Charter includes organization and membership requirements, a statement of policy and the Committee’s authority and responsibilities. All members of the Audit Committee currently meet the independence and qualification standards set forth in the AMEX listing standards.
Management is responsible for our company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the company’s consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and for issuing a report thereon. As outlined in more detail in the Audit Committee Charter, the Audit Committee’s responsibility is generally to approve all services provided by and compensation paid to the independent auditors; review the adequacy of the company’s internal and disclosure controls and risk management practices; review and monitor the annual audit of the financial statements including the financial statements produced and notes thereto; review SEC filings containing the company’s financial statements; regularly meet with the independent auditors and management in separate sessions; and authorize investigations into any matter within the scope of their responsibilities. During fiscal year 2007 and through March 31, 2008, among its other activities, the Audit Committee:
•	engaged the independent auditors and established their compensation;
•	reviewed and discussed with management and the independent auditors the audited financial statements of the company as of December 31, 2006 and 2007 and for the years then ended;
•	discussed with the independent auditors their reviews of the quarterly unaudited financial statements of the company for fiscal 2007;
•	discussed with the independent auditors the matters required to be discussed by PCAOB standards (SAS No.’s 61, 89 and 90); and
•	received from the independent auditors the written disclosures and written affirmation of their independence required by Independence Standards Board Standard No. 1 and discussed with the auditors the firm’s independence.
Based upon the reviews and discussions summarized above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2007 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Parker H. Petit (Chair)
John B. Peatman
James V. Napier
Nominations Process
The Board of Directors has not appointed a standing nominating committee or adopted a formal nominating committee charter because the Board of Directors has determined that due to the size, make-up, independence, long tenure and low turnover of the current Board of Directors, there would be limited benefit to the company or its shareholders to do so. Currently, James V. Napier, Parker H. Petit and John B. Peatman, all of whom meet the applicable AMEX independence requirements, participate in the consideration of director nominees. Messrs. Napier, Petit and Peatman also nominate the officers of the company for election by the Board of Directors.
The Board of Directors has not previously formed a policy with respect to consideration of candidates nominated by shareholders since there have been no such nominations. However, it is the Board’s intent to consider any security holder nominees that may be properly and timely put forth in the future. The Board has not identified any specific, minimum qualifications or skills that it believes must be met by a nominee for director. It is the intent of the Board to review from time to time the appropriate size of the Board and the appropriate skills and characteristics of directors in the context of the current make-up of the Board and the requirements and needs of the company at a given time. Given the current composition, stability and size of the Board of Directors and the company and the fact that the director nominee is standing for re-election, the Board has not considered other candidates for election at the upcoming Annual Meeting of Shareholders. There is one vacancy on the Board of Directors at the present time due to the retirement of a director in 2003. The Board has not presently named a nominee for the vacant seat because it has decided that the size of the Board is appropriate at the present time, but it may do so in the future. Security holders wishing to nominate a candidate for consideration at the Annual Meeting of Shareholders in 2009 should submit the nominee’s name, affiliation and other pertinent information along with a statement as to why such person should be considered for nomination. Such nominations should be addressed to the Board of Directors in care of the Secretary of the company and be received no later than 120 days before the date of the Annual Meeting of Shareholders. The Board will evaluate any such nominees in a manner similar to that for all director nominees.
Communication Between Security Holders and the Board of Directors
Security holders wishing to communicate with members of the Board of Directors should send a letter to the Secretary of the company with instructions as to which director(s) is to receive the communication. The Secretary will forward the written communication to each member of the Board of Directors identified by the security holder or, if no individual director is identified, to all members of the Board of Directors. The company has not in the past required members of the Board of Directors to attend each Annual Meeting of Shareholders because the formal meetings have been attended by very few shareholders, and have generally been very brief and procedural in nature. One of the company’s directors attended the 2007 Annual Meeting of Shareholders. The board will continue to monitor shareholder interest and attendance at future meetings and reevaluate this policy as appropriate.
CODE OF ETHICS
The company has adopted a Code of Ethics that applies to all directors, officers, and employees. The Code of Ethics is posted on our website at www.intelsys.com. The company discloses on its website, within the time required by the rules of the SEC, any waivers of, or amendments to, the Code of Ethics for the benefit of an executive officer.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission thereunder require our executive officers and directors and persons who own more than ten percent of our common stock, as well as certain affiliates of these persons, to file initial reports of ownership of our common stock and changes in such ownership with the Securities and Exchange Commission. The Securities and Exchange Commission also requires executive officers, directors and persons owning more than ten percent of our common stock to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, we believe that, during the fiscal year ended December 31, 2007, the executive officers, directors, and persons owning more than ten percent of our common stock and affiliates of these persons have complied with all applicable filing requirements in a timely manner, except that our three independent directors, Mr. Petit, Mr. Napier and Mr. Peatman, did not file a report on Form 4 related to the grant of stock options on May 24, 2007 in a timely manner, due to an oversight by the company. Such reports on Form 4 were filed by each director on December 4, 2007.
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
Tauber & Balser, P.C., Atlanta, Georgia, acted as our independent registered public accounting firm for the fiscal years ended December 31, 2007 and 2006. We expect that representatives of Tauber & Balser, PC will be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions. The Audit Committee has not yet selected auditors for the current fiscal year ending December 31, 2008 because historically this decision is made in the second half of the year. The following is a summary of fees and expenses billed to the company by Tauber & Balser, P.C., for services rendered during the fiscal years ended December 31, 2006 and 2007:

Audit Fees - We were billed aggregate fees of $169,971 for reviews and audit services by Tauber & Balser, PC in the year ended December 31, 2007, of which $0 was unpaid at December 31, 2007. We were billed aggregate fees of $132,428 for reviews and audit services by Tauber & Balser, P.C., in the year ended December 31, 2006.
Audit-Related Fees - These fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our Financial Statements and are not reported under “Audit Fees”. In the year ended December 31, 2007, we were billed $15,220 for such fees. There were no such fees billed in the year ended December 31, 2006.
Fees for Tax Services - We did not incur any fees for tax services by our independent auditors during the two years ended December 31, 2007.
All Other Fees - Tauber & Balser, P.C., billed us $10,925 for other services related to reviewing certain transactions involving the company during the year ended December 31, 2006. There were no billings in this category in the year ended December 31, 2007.
It is the policy of the Audit Committee to approve in advance, either verbally or in writing, all audit services and permitted non-audit services provided to the company by the independent accountants. All such services were pre-approved by the Audit Committee in the two years ended December 31, 2007.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The lease on our headquarters and primary facility at 4355 Shackleford Road, Norcross, Georgia is held by ISC Properties, LLC, an entity controlled by our Chairman and Chief Executive Officer, J. Leland Strange. Mr. Strange holds a 100% ownership interest in ISC Properties, LLC. In each of the years ending December 31, 2007 and 2006, we paid $459,000 in rent to ISC Properties, LLC.
SHAREHOLDERS’ PROPOSALS FOR ANNUAL MEETING IN 2009
Shareholders who wish to submit a proposal for inclusion in our proxy statement for the 2009 Annual Meeting of Shareholders must submit such proposals so that they are received by the company no later than December 13, 2008. Such proposals must comply with Exchange Act Rule 14a-8 and all other applicable proxy rules and requirements contained in our bylaws relating to shareholder proposals to be included in our proxy materials. Shareholders intending to present proposals at the Annual Meeting of Shareholders in 2009 but who do not wish to submit the proposal for inclusion in our proxy statement pursuant to Rule 14a-8 should submit these proposals to the Secretary of the company by certified mail, return receipt requested, at our offices in Norcross, Georgia on or before December 13, 2008. Our bylaws contain an advance notice provision that states that, among other things, in order for business to be brought properly before an annual meeting of shareholders by a shareholder, the shareholder must have given timely notice of the business in writing to the Secretary of the company. To be timely under the Bylaws, a shareholder’s notice must be received at our principal offices by December 13, 2008.
OTHER MATTERS WHICH MAY COME BEFORE THE MEETING
The Board of Directors is not aware of any matter other than those stated above that are to be brought before the meeting. However, if any other matter should be presented for consideration and voting, the persons named in the enclosed form of proxy intend to vote the proxy in accordance with their judgment of what is in the best interest of the company.

ADDITIONAL INFORMATION
Any record or beneficial owner of our common stock as of April 4, 2008 may request a copy of our Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2007, including financial statements and schedules. Shareholders may also view and download a copy of our Annual Report on Form 10-KSB from our web site at www.intelsys.com. Any request for the Form 10-KSB should be in writing addressed to: Bonnie L. Herron, Intelligent Systems Corporation, 4355 Shackleford Road, Norcross, Georgia 30093. If the person requesting the Form 10-KSB is not a shareholder of record on April 4, 2008, the person must state that he or she is a beneficial owner of our common stock on that date. We will provide copies of any exhibits to the Form 10-KSB upon request and upon the payment of our reasonable expenses in furnishing such exhibits.

ANNUAL MEETING OF STOCKHOLDERS OF
INTELLIGENT SYSTEMS CORPORATION
May 29, 2008
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
ê Please detach along perforated line and mail in the envelope provided. ê

■ 10000000000000000000 9	052908
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ONE DIRECTOR.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1.	Election of One Director:

NOMINEE:
☐	FOR THE NOMINEE	Parker H. Petit
☐	WITHHOLD AUTHORITY FOR THE NOMINEE

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

This proxy will be voted as directed. If no instructions are specific, the proxy will be voted “FOR” Proposal 1.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■	Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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INTELLIGENT SYSTEMS CORPORATION
PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS
     The undersigned, a shareholder of common stock, $.01 par value (the “Common Stock”) of Intelligent Systems Corporation, a Georgia corporation (the “Company”) hereby appoints J. Leland Strange and Bonnie L. Herron, and each of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of the Company to be held on May 29, 2008 at 4:00 p.m., local time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as of the record date, April 4, 2008 as directed on the reverse, and in their discretion, upon such other matters as may come before the meeting.

	(To be Signed on the Reverse Side)	SEE REVERSE SIDE

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